Exhibit 99.1

Ticker: EGBN www.EagleBankCorp.com Stephens, Inc. Bank CEO Forum September 24 - 26, 2018

1 Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty . For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10 - K and other periodic and current reports filed with the SEC . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on any such forward - looking statements . The Company’s past results are not necessarily indicative of future performance . The Company does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law . This presentation was delivered digitally . The Company makes no representation that subsequent to delivery of the presentation it was not altered . For the most current, accurate information, please refer to www . eaglebankcorp . com and go to the Investor Relations tab . For further information on the Company please contact : Michael T . Flynn 240 - 497 - 2040 mflynn@eaglebankcorp . com

2 Company Overview ▪ Eagle Bancorp, Inc. is a growth - oriented community bank headquartered in Bethesda, Maryland ▪ Commercially - oriented business model with deep relationships of loans, core deposits and related products ▪ Focused on the Washington, DC metropolitan area, with streamlined network of 20 branches ▪ #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area ▪ Largest market capitalization of any community bank based in the Washington, DC metropolitan area ▪ M ost profitable bank headquartered and operating in the state of Maryland Data as - of June 30, 2018.

3 Investment Highlights ▪ Focused on Profitability and Balanced Financial Performance ▪ Strong Net Interest Margin = 4.15% ▪ DDA’s as a percentage of Deposit Mix = 32.26% ▪ Operating Leverage with streamlined branch system: Efficiency Ratio = 38.66% ▪ Clean Asset Quality: NPAs/Assets = 0.16% ▪ Low Charge - Off History: NCOs/Average Loans = 0.05% ▪ Demonstrated Consistent Organic Growth, combined with Proven Ability to Evaluate and Execute Acquisitions ▪ Strategic Geographic Market Positioning ▪ Dedicated Board Focused on Vision and Governance NOTE: Financial data at or for the quarter ended June 30, 2018.

Experienced Senior Management Team 4 Years Years in with Name Title/Function Banking EGBN Ronald D. Paul Chairman, President & CEO 31 20 Susan G. Riel Sr. EVP & COO - EagleBank, EVP Eagle Bancorp 42 20 Charles D. Levingston EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 18 7 Antonio F. Marquez EVP & Chief Real Estate Lending Officer 33 7 Lindsey S. Rheaume EVP & Chief C&I Lending Officer 33 4 Janice L. Williams EVP & Chief Credit Officer 24 15

5 Summary Statistics NOTE: Data as - of June 30, 2018 unless otherwise noted. (1) Please refer to the Non - GAAP reconciliation and footnotes in the ap pendices on pages 32 - 35. Total Assets: $7.9 billion Total Loans: $6.7 billion Total Deposits: $6.3 billion Tangible Common Equity: $916.3 million (1) Tangible Book Value per Common Share: $26.71 (1) Shares Outstanding (at close August 31, 2018): 34,308,629 Market Capitalization (at close August 31, 2018): $1.85 billion Insider Ownership: 7.7% Institutional Ownership: 71% Member of Russell 2000 Yes

EagleBank Branch Locations Montgomery County Prince George’s County Fairfax County Loudoun County Washington, DC N I - 270 I - 95 I - 495 US 50 I - 95 I - 495 I - 66 I - 495 Branch System Virginia 9 Maryland 6 Washington, DC 5 Total 20 NOTE: Branch total as of June 30, 2018. Arlington Alexandria 6

Deposit Market Share

(Dollar values in thousands)

Rank	Local Community Banks	Company Name	Branches	June 30, 2017 Balance	June 30, 2018 Balance	Annual Growth	2018 Market Share
		Washington, DC Metropolitan Area					
1		Bank of America Corp.	153	31,960,708	36,020,840	12.7%	17.3%
2		Capital One Financial Corp.	126	27,715,433	32,472,108	17.2%	15.6%
3		Wells Fargo & Co.	160	31,634,621	29,004,206	-8.3%	13.9%
4		SunTrust Banks Inc.	152	19,627,554	18,971,412	-3.3%	9.1%
5		BB&T Corp.	166	13,923,629	14,122,059	1.4%	6.8%
6		PNC Financial Services Group Inc.	178	13,684,214	13,829,853	1.1%	6.6%
7		Citigroup Inc.	34	8,115,000	8,831,000	8.8%	4.2%
8		United Bankshares Inc.	69	8,587,160	8,491,143	-1.1%	4.1%
9	**1**	**Eagle Bancorp Inc.**	**20**	**5,953,269**	**6,344,313**	6.6%	3.0%
10	2	Sandy Spring Bancorp Inc.	47	3,006,830	4,864,852	61.8%	2.3%
11		M&T Bank Corp	76	4,433,787	4,362,246	-1.6%	2.1%
12		Toronto-Dominion Bank	50	3,952,541	3,950,139	-0.1%	1.9%
13		HSBC Holdings Plc	12	2,334,734	3,459,642	48.2%	1.7%
14	3	Burke & Herbert Bank & Trust Co.	25	2,342,964	2,329,599	-0.6%	1.1%
15	4	Access National Bank	14	2,147,518	2,087,972	-2.8%	1.0%
16		Union Bank & Trust	19	1,379,334	1,836,408	33.1%	0.9%
17	5	Revere Bank	8	1,385,487	1,523,792	10.0%	0.7%
18	6	Old Line Bank	19	1,068,276	1,321,437	23.7%	0.6%
19	7	First Virginia Community Bank	6	857,408	1,011,230	17.9%	0.5%
20		Amalgamated Bank	1	514,858	978,551	90.1%	0.5%
21	8	Community Bank of the Chesapeake	11	817,956	976,279	19.4%	0.5%
22	9	John Marshall Bank	6	879,000	976,132	11.1%	0.5%
23	10	Capital Bank	4	865,655	921,829	6.5%	0.4%
24	11	Congressional Bank	6	750,723	844,176	12.4%	0.4%
25	12	Main Street Bank	6	540,642	803,223	48.6%	0.4%
		All Other Market Participants	176	10,240,571	8,225,920	-19.7%	5.2%
		Market Total	1,544	198,719,872	208,560,361	5.0%	100.0%

Top 8 (Ranks 1–8) combined 2018 market share: 77.6%

NOTE: Washington, D.C. Metro Area as defined in FDIC Summary of Deposits Report. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area.
SOURCE: FDIC, as of June 30, 2017 and June 30, 2018.

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Performance Statistics

Key Ratios (at or for the period ended)	EGBN 2013Y	2014Y	2015Y	2016Y	2017Y	2018Q1	2018Q2	Peer Group (1) 2018Q1
Net Interest Margin	4.30%	4.44%	4.33%	4.16%*	4.15%	4.17%	**4.15%**	**3.54%**
Efficiency Ratio	49.90%	50.67%	42.49%	40.29%	37.84%	38.38%	**38.66%**	**61.57%**
NPAs + 90 Days Past Due/Total Assets	0.90%	0.68%	0.31%	0.30%	0.19%	0.19%	**0.16%**	**0.54%**
Allowance Loan Losses/Gross Loans	1.39%	1.07%	1.05%	1.04%	1.01%	1.00%	**1.00%**	**0.97%**
Reserve/NPLs (Coverage Ratio)	165.66%	205.30%	397.95%	330.49%	489.20%	491.56%	**612.42%**	**245.50%**
Net Charge-Offs to Average Loans (annualized)	0.23%	0.17%	0.17%	0.09%	0.06%	0.06%	**0.05%**	**0.06%**
Tangible Common Equity/Tangible Assets (2)	8.86%	8.54%	10.56%	10.84%	11.45%	11.57%	**11.79%**	**N/A**
Tier 1 Leverage Ratio	10.93%	10.69%	10.90%	10.72%	11.45%	11.76%	**11.97%**	**10.11%**
Return on Average Assets	1.37%	1.31%	1.49%	1.52%	1.62%**	1.91%	**1.92%**	**1.20%**
Return on Average Common Equity	14.60%	13.50%	12.32%	12.27%	12.67%**	14.99%	**14.93%**	**8.08%**
Earnings Per Share (Diluted)	$1.76	$1.95	$2.50	$2.86	$3.35**	$1.04	**$1.08**	**N/A**

NOTE: (1) Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. (2) Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 - 35. * Impact of July 2016 Sub-Debt raise in 2016Y was (9bps). ** Data for 2017Y is shown on an operating basis.

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$0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 Millions of Dollars 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 Total Assets Consistent Balance Sheet Growth NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 is shown on an operating basis. 9 $7,880 *

$5,000 $7,500 $10,000 $12,500 $15,000 $17,500 $20,000 $22,500 $25,000 $27,500 $30,000 $32,500 $35,000 $37,500 Thousands of Dollars 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 Net Income Available to Common SBLF Dividend Consistent Net Income Growth $37,295 10 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 is shown on an operating basis. GAAP basis income for Q4 2017 was $15.6 million. *

$2.92 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 EPS (Reported) EPS (Operating) $2.92 Earnings per Share $2.50 11 $2.08 $1.76 NOTE: There was a 10% stock dividend paid on the common stock on June 14, 2013. Virginia Heritage Bank acquisition closed on October 31, 2014. EPS (Operating) for 2014 is net of merger related expenses. EPS for 2017 is shown on an operating basis.; Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. $2.86 $3.35 $1.04 $1.95 $1.08

$12.89 $14.56 $18.83 $21.61 $24.67 $26.71 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2013Y 2014Y 2015Y 2016Y 2017Y 2018YTD Tangible Book Value per Share NOTE: Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. Virginia Heritage Bank acquisition closed on October 31, 2014 . 12

4.30% 4.44% 4.33% 4.16% 4.15% 4.17% 4.15% 3.56% 3.58% 3.49% 3.48% 3.53% 3.54% 3.55% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 EGBN Peer Group Net Interest Margin NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion . Virginia Heritage Bank acquisition closed on October 31, 2014 . * Impact of July 2016 Sub - Debt raise in 2016 was (9bps). 13 *

0.37% 0.33% 0.36% 0.44% 0.58% 0.73% 0.96% 0.52% 0.45% 0.42% 0.44% 0.54% 0.65% 0.70% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 Cost of Funds EGBN Peer Group 4.67% 4.77% 4.69% 4.60% 4.73% 4.90% 5.11% 4.13% 4.06% 3.93% 3.93% 4.06% 4.18% 4.24% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 Yield on Average Earning Assets EGBN Peer Group Yields and Cost of Funds NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014 . * Impact of July 2016 Sub - Debt Raise in 2016 was (5bps). The Sub - Debt raise impact on Cost of Funds in 2016 was 4bps. 14 * * 5.51% 5.37% 5.24% 5.11% 5.17% 5.30% 5.53% 4.96% 4.72% 4.48% 4.41% 4.52% 4.62% 4.70% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 Yield on Loans EGBN Peer Group

15 Moderate Interest Rate Risk Position Virginia Heritage Bank acquisition closed on October 31, 2014 . ▪ Both assets and liabilities remain short with repricing durations at 16 months on loans and 24 months on deposits ▪ A 100 bps shock increase would increase Net Interest Income by about $18.8 million or 6.5% on a static balance sheet over a 12 month period (Dollar value in thousands) Interest Rate Indicators and Trends 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 Repricing Duration of Assets and Liabilities (months) Investments 50 49 47 43 41 40 37 Loans 26 27 25 23 17 16 16 Deposits 32 34 32 27 26 22 24 Borrowings 16 30 40 64 21 21 23 Economic Value of Assets and Liabilities Book Value of Portfolio Loans 2,945,158$ 4,312,399$ 4,998,368$ 5,618,820$ 6,348,262$ 6,603,351$ 6,652,678$ Economic Value of Portfolio Loans 2,979,180$ 4,314,618$ 5,000,717$ 5,624,085$ 6,368,262$ 6,604,523$ 6,656,817$ Premium (Discount) in Loans 1.2% 0.1% 0.0% 0.1% 0.3% 0.0% 0.1% Book Value of Deposits 3,225,413$ 4,310,768$ 5,158,445$ 5,717,837$ 5,852,129$ 6,121,211$ 6,268,405$ Economic Value of Deposits 3,148,113$ 4,197,226$ 5,002,426$ 5,548,300$ 5,543,159$ 5,747,492$ 5,984,186$ Premium (Discount) in Deposits -2.4% -2.6% -3.0% -3.0% -5.3% -6.1% -4.5% Book Value of Equity 393,864$ 620,761$ 738,602$ 842,799$ 950,438$ 985,180$ 1,023,136$ Economic Value of Equity 504,253$ 734,935$ 896,974$ 1,030,450$ 1,291,456$ 1,244,184$ 1,190,838$ Equity Premium Percentage 28.0% 18.4% 21.4% 22.3% 35.9% 26.3% 16.4% Interest Rate Shock Analysis SHORT TERM EFFECTS (dollars in thousands) Net Interest Income - Flat balance Sheet 146,422$ 202,091$ 250,826$ 270,909$ 290,055$ 298,544$ 291,536$ Net Interest Income - + 100 basis point shock 143,418$ 197,675$ 250,113$ 276,988$ 305,576$ 314,940$ 310,360$ Percentage Change -2.1% -2.2% -0.3% 2.2% 5.4% 5.5% 6.5% Net Interest Income - + 200 basis point shock 144,773$ 199,613$ 257,705$ 289,966$ 321,011$ 331,030$ 328,968$ Percentage Change -1.1% -1.2% 2.7% 7.0% 10.7% 10.9% 12.8% Net Interest Income - + 300 basis point shock 148,470$ 203,701$ 266,070$ 303,319$ 336,214$ 346,986$ 347,446$ Percentage Change 1.4% 0.8% 6.1% 12.0% 15.9% 16.2% 19.2% Net Interest Income - + 400 basis point shock 152,069$ 207,441$ 274,468$ 316,719$ 351,372$ 362,958$ 365,953$ Percentage Change 3.9% 2.6% 9.4% 16.9% 21.1% 21.6% 25.5% Net Interest Income - - 100 basis point shock 141,639$ 200,680$ 244,895$ 264,079$ 283,576$ 285,719$ 277,458$ Percentage Change -3.3% -0.7% -2.4% -2.5% -2.2% -4.3% -4.8% Net Interest Income - - 200 basis point shock 137,192$ 196,217$ 241,220$ 256,318$ 269,693$ 272,903$ 269,723$ Percentage Change -6.3% -2.9% -3.8% -5.4% -7.0% -8.6% -7.5%

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 Revenue ($000s) Non-Int Expense ($000s) Consistent Increases in Operating Leverage NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. Virginia Heritage Bank acquisition closed on October 31, 2014 . Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses. Q4 2017 is shown on an operating b asi s. 16

Consistently Improving Efficiency Ratio Note: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $ 10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014 . P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. 17 50% 51% 42% 40% 40% 38% 39% 69% 68% 65% 64% 62% 62% 62% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 EGBN Peer Group

(1) Core deposits include CDAR’s and ICS reciprocal deposits.  Commercial focus drives growth of Noninterest Bearing Demand accounts  Wholesale Deposits used to enhance cost of funds, not a strategy to replace growth in core deposits Deposit Composition and Growth 18 (Dollar Values in Thousands) Deposit Type % of % of % of Balance Total Balance Total Balance Total Noninterest Bearing 1,851,437$ 31.6% 1,982,912$ 33.9% 2,022,916$ 32.4% Interest Bearing Transaction 405,210 6.9% 420,417 7.2% 435,484 6.9% Core Savings & Money Market (1) 2,272,855 38.7% 2,185,580 37.3% 2,178,918 34.6% Core CD's (1) 564,891 9.6% 548,182 9.4% 682,107 10.9% Wholesale Money Market 458,126 7.8% 435,566 7.4% 479,850 7.7% Wholesale CD's 315,178 5.4% 281,327 4.8% 469,483 7.5% Total Deposits 5,867,697$ 100% 5,853,984$ 100% 6,268,758$ 100% As of December 31, 2017 As of June 30, 2018As of June 30, 2017

Detail of Loan Portfolio

(Dollar Value in Thousands)

County	C&I	Owner Occupied CRE	Income Producing CRE	CRE Bridge Financing	Owner Occupied Const.	CRE Construction	Land	Residential Mortgage	Consumer	TOTAL	% of Total
Maryland											
Montgomery	$ 384,095	$154,120	$ 247,044	$ 246,209	$ 16,461	$ 129,225	$ 1,003	$ 21,823	$ 45,633	$1,245,613	18.7%
Prince George's	127,880	132,462	210,239	23,018	8,100	55,145	11,181	337	1,903	570,265	8.6%
Baltimore	26,954	30,367	64,606	85,346	3,731	5,713	-	-	229	216,946	3.3%
Anne Arundel	8,686	13,265	24,097	8,294	-	20,456	983	1,787	1,172	78,740	1.2%
Frederick	4,436	721	68,360	3,712	-	-	4,483	747	337	82,796	1.2%
Howard	19,037	32,516	21,343	7,386	-	683	2,134	757	1,776	85,632	1.3%
Eastern Shore	3,202	11,682	64,013	31,745	-	144	-	1,777	201	112,764	1.7%
Charles	4,623	20,389	819	-	-	-	3,125	456	28	29,440	0.4%
Other MD	4,734	9,093	17,660	-	-	1,911	4,338	-	577	38,313	0.6%
Washington DC	345,168	214,772	610,147	320,259	8,598	556,216	14,871	38,899	15,124	2,124,054	32.0%
Virginia											
Fairfax	264,267	63,351	207,292	109,821	-	149,880	4,947	13,409	12,996	825,963	12.4%
Loudoun	28,905	48,940	49,111	6,864	10,070	7,381	3,074	815	3,304	158,464	2.4%
Arlington	62,301	1,946	83,807	78,974	1,520	38,072	4,361	741	2,053	273,775	4.1%
Alexandria	45,316	13,648	18,021	9,500	-	36,836	-	1,701	1,733	126,755	1.9%
Prince William	5,355	32,971	84,483	9,500	-	7,633	698	317	1,584	142,541	2.1%
Fauquier	976	3,699	5,233	311	-	-	-	-	261	10,480	0.2%
Other VA	14,077	44,932	101,326	-	-	457	609	349	861	162,611	2.4%
Other USA	117,076	23,823	80,599	101,246	-	13,461	8,268	19,501	2,578	366,552	5.5%
Total	$1,467,088	$852,697	$1,958,200	$1,042,185	$48,480	$1,023,213	$64,075	$103,416	$92,350	$6,651,704	100.0%
% of Total	22.1%	12.8%	29.3%	15.7%	0.7%	15.4%	1.0%	1.6%	1.4%	100.0%	
	34.9%		45.0%		17.1%						

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included

NOTE: Data as of June 30, 2018

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Credit Quality Trends 20 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 Nonperforming Assets: Accruing Loans 90 or More Days Past Due -$ -$ -$ -$ -$ -$ -$ Nonaccrual 24,702 22,443 13,239 17,875 13,238 13,388 10,876 Total Nonperforming Loans (NPLs) 24,702$ 22,443$ 13,239$ 17,875$ 13,238$ 13,388$ 10,876$ Other Real Estate Owned (OREO) 9,225 13,224 5,852 2,694 1,394 1,394 1,394 Total Nonperforming Assets 33,927$ 35,667$ 19,091$ 20,569$ 14,632$ 14,782$ 12,270$ Performing Restructured Loans (TDRs) 7,944 13,502 11,836 7,924 12,339 11,499 15,123 NPAs/Assets 0.90% 0.68% 0.31% 0.30% 0.20% 0.19% 0.16% NPAs+TDRs/Assets 1.11% 0.94% 0.51% 0.41% 0.36% 0.34% 0.35% Reserves 40,921$ 46,075$ 52,687$ 59,073$ 64,758$ 65,807$ 66,609$ Reserves/Loans 1.39% 1.07% 1.05% 1.04% 1.01% 1.00% 1.00% Charge-Offs NCOs/Average Loans 0.23% 0.17% 0.17% 0.09% 0.06% 0.06% 0.05%

Consistent Asset Quality Total Loans ($mms) 21 Note: Virginia Heritage Bank acquisition closed on October 31, 2014. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Jun- 14 Sep- 14 Dec- 14 Mar- 15 Jun- 15 Sep- 15 Dec- 15 Mar- 16 Jun- 16 Sep- 16 Dec- 16 Mar- 17 Jun- 17 Sep- 17 Dec- 17 Mar- 18 Jun- 18 Total Loans ($) NPAs (%) Charge Offs (%) (Dollar Values in Thousands) Loan NPAs/ Average Year Growth Assets Charge-Offs 2013 $452,063 0.90% 0.23% 2014 $1,367,241 0.68% 0.17% 2015 $685,969 0.31% 0.17% 2016 $679,525 0.30% 0.09% 2017 $733,635 0.19% 0.06% 2018 YTD $240,176 0.16% 0.05% Net Charge-Off History for the periods ended June 30, 2018 EGBN EGBN Loan Type 2 Year Avg. 3 Year Avg. Income Producing CRE 0.04% 0.04% Owner Occupied CRE 0.01% 0.01% Construction and Land 0.08% 0.08% Commercial & Industrial 0.15% 0.23%

Strength in C&I Lending  At 22% of the Loan Portfolio, EagleBank has a much larger presence in C&I Lending than other local peer banks  C&I Loan Portfolio is predominantly variable rate loans  29% Annual growth rate of Owner Occupied Loans, which are key to small and mid - market relationships  DDA Operating Accounts of C&I relationships are a critical component of deposit composition strategy  Treasury Management services provide opportunity for relationship retention and expansion 22

CRE Risk Management  Executive & Board Level Oversight of Approval Process  Disciplined Underwriting  Proactive Portfolio Management  Quarterly Stress Testing of CRE Portfolio  Quarterly Independent Credit Review  Dedicated Special Assets Team 23

CRE Concentration 24 (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on the Compa ny’s asset size at the time of reporting. (2) Represents CRE (excluding owner occupied) concentration as a percentage of EGBN consolidated risk - based capital. * Virginia Heritage Bank acquisition closed on October 31, 2014 . (Dollar Values in Thousands) 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y* 2015Y 2016Y 2017Y 2018Q1 2018Q2 Total CRE Portfolio (excl Own Occ) 820,442$ 909,058$ 1,147,897$ 1,431,984$ 1,660,266$ 2,453,662$ 2,978,550$ 3,246,636$ 3,900,263$ 4,035,641$ 4,030,675$ CRE/Total Loans (1) 58.50% 51.77% 47.63% 57.44% 56.37% 56.78% 59.59% 57.18% 60.83% 61.12% 60.88% CRE Nonperforming Loans NPLs/Total CRE 1.76% 1.43% 1.67% 1.40% 0.88% 0.23% 0.22% 0.34% 0.16% 0.16% 0.11% Peer NPLs/Total CRE (1) 4.45% 4.42% 3.52% 2.40% 1.50% 0.86% 0.53% 0.40% 0.33% 0.35% Total Net Charge Offs NCOs/Total CRE 0.07% 0.18% 0.09% 0.18% 0.07% 0.07% 0.06% 0.04% 0.07% 0.02% 0.01% Peer NCOs/Total CRE (1) 1.55% 1.53% 1.10% 0.67% 0.22% 0.06% 0.01% 0.01% 0.01% 0.00% CRE Concentration (2) 403.06% 401.12% 392.96% 375.05% 377.00% 388.64% 394.40% 319.33% 345.17% 345.57% 333.76%

ADC Concentration

(Dollar Values in Thousands)	2009Y	2010Y	2011Y	2012Y	2013Y	2014Y*	2015Y	2016Y	2017Y	2018Q1	2018Q2
Total ADC Portfolio	$ 252,494	$ 327,718	$ 448,470	$ 539,069	$ 628,880	$ 798,241	$ 909,654	$ 976,599	$1,413,922	$1,433,297	$ 1,413,671
ADC/Total Loans (1)	18.00%	18.66%	18.61%	21.62%	21.35%	18.47%	18.20%	17.20%	22.05%	21.71%	21.35%
Adjusted ADC Portfolio											$ 1,388,134
ADC Nonperforming Loans											
NPLs/Total ADC	6.30%	4.50%	3.89%	3.45%	1.33%	0.51%	0.08%	0.13%	0.05%	0.16%	0.01%
Peer NPLs/Total ADC (1)	10.75%	11.24%	8.85%	6.51%	2.91%	1.28%	0.63%	0.35%	0.21%	0.17%	
Total Net Charge Offs											
NCOs/Total ADC	0.07%	0.52%	0.28%	0.44%	0.21%	0.26%	-0.02%	0.16%	0.15%	-0.02%	-0.01%
Peer NCOs/Total ADC (1)	3.88%	4.30%	3.09%	2.37%	0.46%	-0.11%	-0.04%	-0.06%	-0.04%	-0.03%	
ADC Concentration (2)	124.04%	144.60%	153.52%	141.19%	142.80%	126.44%	120.45%	96.05%	125.13%	122.73%	117.06%
Adjusted ADC Concentration (3)											114.99%

(1) All peer group and other data is from the FR Y-9C and Bank Holding Company Performance Report. Peer group data is based on the Company's asset size at the time of reporting.
(2) Represents ADC concentration as a percentage of EGBN consolidated risk-based capital. (3) Adjusted ADC Concentration excludes loans which are income producing and have a U & O permit. * Virginia Heritage Bank acquisition closed on October 31, 2014.

25

Capital Strength

(Dollar Values in Thousands)	2013Y	2014Y	2015Y	2016Y	2017Y	2018Q1	2018Q2
Total Assets	$ 3,771,503	$ 5,247,880	$ 6,075,577	$ 6,890,096	$ 7,493,617*	$ 7,698,060	$ 7,880,017
Total Common Stockholders' Equity	$ 337,263	$ 548,859	$ 738,601	$ 842,799	$ 965,026*	$ 985,180	$ 1,023,137
Total Regulatory Capital	$ 440,332	$ 631,340	$ 755,212	$ 1,016,713	$ 1,129,954	$ 1,167,824	$ 1,207,659
Tier 1 Leverage Ratio	10.93%	10.69%	10.90%	10.72%	11.45%	11.76%	11.97%
Tier 1 Risk Based Capital Ratio	11.53%	10.39%	10.68%	10.80%	11.23%	11.57%	12.03%
Total Risk Based Capital Ratio	13.01%	12.97%	12.75%	14.89%	15.02%	15.32%	15.77%
Common Equity Tier 1 (CETI) Ratio	N/A	N/A	10.68%	10.80%	11.23%	11.57%	12.03%
Tangible Common Equity Ratio (1)	8.86%	8.54%	10.56%	10.84%	11.45%	11.57%	11.79%

- $150 million of 10 Year, 5 Year non-call, 5.00% Subordinated Notes sold in July 2016
- $100 million of Common Equity raised through an underwritten offering in March 2015
- $70 million of 10 Year non-call 5.75% Subordinated Notes sold in August 2014
- $10 million of Common Equity raised through an underwritten offering in October 2012
- $35 million of Common Equity raised through an At the Market Offering during May through October 2012

(1) This constitutes a non-GAAP financial measure. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 - 35. * Data for 2017 is shown on an operating basis.

26

Key Success Factors  Building and maintaining core relationships o Cross sales o Focus on key customers  Maintenance of strong credit culture o Conservative underwriting criteria and loan policies o Disciplined committee approval and review process o Portfolio is balanced among C&I, CRE and Construction o Periodic loan and portfolio stress testing o Proactive identification and resolution of problem c redits  Built and preserved a strong capital position and balance sheet o Nine capital raising events since August 2008 o Increasing quarterly profitability since January 1, 2009 has consistently bolstered the capital position 27

Key Success Factors (continued)  Disciplined ALCO process  Maintained focus on areas of strength o Concentration on core geographic markets and products  P roper infrastructure to support the increased volume of business and regulation  Comprehensive Management and Board level reporting  Human Resources o Recruiting of strong, seasoned bankers with local market knowledge and experience o Well designed, incentive based compensation plans o Stability of staff, low turnover rate 28

EagleBank Growth Strategy  Profitability • Pricing discipline to sustain Net Interest Margin • Prudent expense management with streamlined branch system to maintain Efficiency Ratio  Sustain Credit Quality • Maintain balanced portfolio mix: C&I, CRE and Construction • Enhanced monitoring of individual credits • Expanded stress testing  Emphasis on Organic Growth • Only 3.00% deposit market share in DC Metro Area • Significant opportunities to expand C&I business lines including loans and treasury management products • Attract new relationships and develop cross sell opportunities  Expanded Sources of Noninterest Income • SBA guaranteed loans, residential mortgage origination , FHA commercial mortgage origination, treasury management services, insurance 29

Total Return Performance 1 Year 3 Year 5 Year EGBN (13.4%) 28.5% 111.0% NASDAQ Bank Stock Index 18.5% 54.8% 86.9% NASDAQ Stock Market Index 26.1% 69.8% 124.5% S & P 500 Index 17.4% 47.1% 77.0% EGBN Stock Price Performance SOURCE : SNL Financial, Chart and calculations as of close of trading on August 31, 2018 30

Appendices 31

Non - GAAP Reconciliation 32 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) September 30, 2017 December 31, 2017 March 31, 2018 June 30, 2018 Common shareholders' equity 933,982$ 950,439$ 985,180$ 1,023,137$ Less: Intangible assets (107,150) (106,617) (107,097) (106,820) Tangible common equity 826,832$ 843,822$ 878,083$ 916,317$ Book value per common share 27.33$ 27.80$ 28.72$ 29.82$ Less: Intangible book value per common share (3.14) (3.12) (3.12) (3.11) Tangible book value per common share 24.19$ 24.68$ 25.60$ 26.71$ Total assets 7,393,656$ 7,475,925$ 7,698,060$ 7,880,017$ Less: Intangible assets (107,150) (107,212) (107,097) (106,820) Tangible assets 7,286,506$ 7,368,713$ 7,590,963$ 7,773,197$ Tangible common equity ratio 11.35% 11.45% 11.57% 11.79%

Non - GAAP Reconciliation 33 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017* Common shareholders' equity 337,263$ 548,859$ 738,601$ 842,799$ 965,026$ Less: Intangible assets (3,510) (109,908) (108,542) (107,419) (107,212) Tangible common equity 333,753$ 438,951$ 630,059$ 735,380$ 857,814$ Book value per common share 13.03$ 18.21$ 22.07$ 24.77$ 28.23$ Less: Intangible book value per common share (0.14) (3.65) (3.24) (3.16) (3.14) Tangible book value per common share 12.89$ 14.56$ 18.83$ 21.61$ 25.09$ Total assets 3,771,503$ 5,247,880$ 6,076,649$ 6,890,097$ 7,493,617$ Less: Intangible assets (3,510) (109,908) (108,542) (107,419) (107,212) Tangible assets 3,767,993$ 5,137,972$ 5,968,107$ 6,782,678$ 7,386,405$ Tangible common equity ratio 8.86% 8.54% 10.56% 10.84% 11.61% * Data for 2017 is shown on an operating basis.

Non - GAAP Reconciliation 34 Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) GAAP Change Non-GAAP GAAP Change Non-GAAP Income Statements: Income tax expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net income 15,569$ 14,588 30,157$ 100,232$ 14,588 114,820$ Performance Ratios (annualized): Return on average assets 0.82% 1.60% 1.41% 1.62% Return on average common equity 6.49% 12.57% 11.06% 12.67% Assets GAAP Change Non-GAAP Deferred income taxes 28,770 14,588 43,358 Total Assets 7,479,029$ 14,588$ 7,493,617$ Shareholders' Equity Retained earnings 431,544 14,588 446,132 Total Shareholders' Equity 950,438 14,588 965,026 Total Liabilities and Shareholders' Equity 7,479,029$ 14,588 7,493,617$ Interest Income GAAP Change Non-GAAP GAAP Change Non-GAAP Income Tax Expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net Income 15,569$ 14,588$ 30,157$ 100,232$ 14,588$ 114,820$ Earnings Per Common Share Basic 0.46$ 0.43$ 0.88$ 2.94$ 0.43$ 3.36$ Diluted 0.45$ 0.42$ 0.88$ 2.92$ 0.42$ 3.35$ Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 As of December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017

Non - GAAP Reconciliation Footnotes 35 (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non -GAAP financial measures derived from GAAP -based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book va lue per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculati on of capital for bank regulatory purposes, which excludes intangible assets from the c alculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

36 Market Information – Washington, DC MSA  Population 6.2 Million □ 6 th largest market in the U.S.  Employment 3.3 Million □ 77,000 new jobs created in 12 months ended July, 2018 □ Employment growth driven by private sector, over 220,000 net new private sector jobs created over last five years □ Unemployment rate of 3.5% vs. US average of 4.1% (July 2018)  Gross Regional Product (GRP) $529 Billion □ 5th largest regional economy in the U.S. □ 20.9% growth in GRP over the last 10 years □ Federal Government Spending is 30.0% of GRP □ Highest median household income of any major U.S. market SOURCE: Bureau of Labor Statistics, Stephen S. Fuller Institute - George Mason University

37 Other 8.9% Non-Local Business 10.6% Associations 2.2% Hospitality 3.6% International 4.9% Other Federal 13.7% Federal Procurement 16.3% Local Business 39.9% Greater Washington Economy NOTE: Other includes Health Care/Education and Media SOURCE: The Wall Street Journal, Stephen S. Fuller Institute - George Mason University, Bureau of Economic Analysis Total Federal Spending = 30% of GRP GRP Contribution by Sub - market Gross Regional Product $529 Billion Suburban Maryland 28.0% District of Columbia 24.0% Northern Virginia 48.0%

Loan Portfolio and Growth 38 (Dollar Values in Thousands) Annual Growth Rate Loan Type Balance % of Total Balance % of Total Balance % of Total % Commercial and Industrial 1,319,736$ 22.1% 1,375,939$ 21.5% 1,467,088$ 22.0% 11.2% Commercial Real Estate: Owner Occupied 660,066 11.0% 755,444 11.8% 852,697 12.8% 29.2% Income Producing 2,134,639 35.7% 2,102,115 32.0% 1,958,200 29.4% (8.3%) CRE Bridge Financing 420,134 7.0% 944,980 14.2% 1,042,185 15.7% 148.1% Subtotal 3,214,839$ 53.7% 3,802,539$ 60.0% 3,853,082$ 57.9% 19.9% Construction & Land: Owner Occupied 116,577 1.9% 58,691 0.9% 48,480 0.7% (58.4%) CRE Construction 949,926 15.9% 897,102 13.8% 1,023,213 15.4% 7.7% Land 126,433 2.1% 76,039 1.2% 64,075 1.0% (49.3%) Subtotal 1,192,936$ 19.9% 1,031,832$ 16.0% 1,135,768$ 17.1% (4.8%) Residential Mortgage 151,115$ 2.5% 104,357$ 1.6% 103,416$ 1.6% (31.6%) Consumer & Other 106,405$ 1.8% 96,861$ 1.5% 92,350$ 1.4% (13.2%) Total Loans 5,985,031$ 100.0% 6,411,528$ 100.0% 6,651,704$ 100.0% 11.1% As of June 30, 2017 As of December 31, 2017 As of June 30, 2018

Geographic Detail - Income Producing CRE

(Dollar Value in Thousands)

County	Hotel	Office/ Condo	Mixed Use	Redevel./ Retail	Multi-Family	Single & 1-4 Family	Industrial	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 14,105	$ 52,510	$ 86,545	$ 25,516	$ 19,198	$ 11,464	$ 15,414	$ 22,292	$ 247,044	12.6%
Prince George's	114,696	22,760	2,841	45,216	385	3,479	11,592	9,270	210,239	10.7%
Baltimore	19,573	2,976	30,031	6,632	1,553	2,566	1,275	-	64,606	3.3%
Anne Arundel	9,730	3,103	-	9,072	-	-	2,192	-	24,097	1.2%
Frederick	-	12,385	2,727	40,935	-	1,355	2,330	8,628	68,360	3.5%
Eastern Shore	60,145	1,962	-	521	-	1,385	-	-	64,013	3.3%
Howard	-	4,074	-	1,819	-	695	14,199	556	21,343	1.1%
Charles	-	-	-	658	-	161	-	-	819	0.0%
Other MD	-	5,585	160	1,495	-	-	8,964	1,456	17,660	0.9%
Washington DC	170,768	31,892	173,188	56,690	121,249	47,055	-	9,305	610,147	31.2%
Virginia										
Fairfax	-	85,226	485	41,767	1,090	14,362	809	63,553	207,292	10.6%
Loudoun	-	19,554	-	16,122	-	1,407	2,628	9,400	49,111	2.5%
Arlington	47,000	28,253	-	200	258	2,398	-	5,698	83,807	4.3%
Alexandria	-	14,119	3,902	-	-	-	-	-	18,021	0.9%
Prince William	28,776	13,954	15,060	17,376	-	1,014	5,025	3,278	84,483	4.3%
Fauquier	-	-	-	1,997	-	-	-	3,236	5,233	0.3%
Other VA	-	63,659	107	17,567	-	1,733	14,018	4,242	101,326	5.2%
Other USA	2,414	4,651	460	10,064	-	3,099	1,072	58,839	80,599	4.1%
Total	$467,207	$366,663	$315,506	$293,647	$143,733	$92,173	$79,518	$199,753	$1,958,200	100.0%
% of Total	23.9%	18.7%	16.1%	15.0%	7.3%	4.7%	4.1%	10.2%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County

NOTE: Data as of June 30, 2018

39

Geographic Detail – Construction

(Dollar Value in Thousands)

County	Residential Condo	Single & 1-4 Family	Mixed Use	Office	Multi-Family	Hotel	Retail	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 36,992	$ 58,530	$ -	$ 17,532	$ -	$ -	$ -	$ 16,171	$ 129,225	12.6%
Prince George's	-	3,901	-	-	26,436	3,334	-	21,474	55,145	5.4%
Baltimore	-	730	-	-	-	-	-	4,983	5,713	0.6%
Anne Arundel	-	35	20,421	-	-	-	-	-	20,456	2.0%
Frederick	-	-	-	-	-	-	-	-	-	0.0%
Eastern Shore	-	144	-	-	-	-	-	-	144	0.0%
Howard	-	683	-	-	-	-	-	-	683	0.1%
Charles	-	-	-	-	-	-	-	-	-	0.0%
Other MD	-	588	1,323	-	-	-	-	-	1,911	0.2%
Washington DC	148,042	53,176	98,020	98,037	98,893	50,215	2,837	6,996	556,216	54.5%
Virginia										
Fairfax	49,084	35,973	8,672	45,618	781	-	-	9,752	149,880	14.6%
Loudoun	3,651	198	1,519	2,013	-	-	-	-	7,381	0.7%
Arlington	16,106	21,966	-	-	-	-	-	-	38,072	3.7%
Alexandria	-	2,639	34,197	-	-	-	-	-	36,836	3.6%
Prince William	-	2,488	-	-	-	-	-	5,145	7,633	0.7%
Fauquier	-	-	-	-	-			-	-	0.0%
Other VA	-	457	-	-	-	-	-	-	457	0.0%
Other USA	-	100	-	-	1,132	12,229	-	-	13,461	1.3%
Total	$253,875	$181,608	$164,152	$163,200	$127,242	$65,778	$2,837	$64,521	$1,023,213	100.0%
% of Total	24.9%	17.8%	16.0%	15.9%	12.4%	6.4%	0.3%	6.3%	100.0%	
Renovation	$ 36,760	$ 75,656	$ 40,415	$ 142,563	$ 39,111	$ 5,200	$ 2,741	$ 28,615	$ 371,061	36.3%
Ground-Up	$ 217,115	$ 105,952	$ 123,737	$ 20,637	$ 88,131	$ 60,578	$ 96	$ 35,906	$ 652,152	63.7%

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

NOTE: Data as of June 30, 2018

40

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	June 30, 2018				
US Government Agency Securities	$225,610	$8	$5,467	$220,151	33.6%
Mortgage Backed Securites - GSEs	389,504	283	9,481	380,306	58.0%
Municipal Bonds	48,292	584	672	48,204	7.2%
Corporate Bonds	8,004	60	1	8,063	1.2%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$671,628	$935	$15,621	$656,942	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	December 31, 2017				
US Government Agency Securities	$198,115	$283	$2,414	$195,984	33.3%
Mortgage Backed Securites - GSEs	322,067	187	4,418	317,836	54.2%
Municipal Bonds	60,976	1,295	214	62,057	10.3%
Corporate Bonds	13,010	163	-	13,173	2.2%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$ 594,386	$ 1,928	$ 7,046	$ 589,268	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	June 30, 2017				
US Government Agency Securities	$146,873	$360	$1,371	$145,862	29.4%
Mortgage Backed Securites - GSEs	299,136	449	3,044	296,541	60.0%
Municipal Bonds	43,166	1,720	-	44,886	8.6%
Corporate Bonds	10,012	153	-	10,165	2.0%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$499,405	$2,682	$4,415	$497,672	100.0%

- Portfolio has $14.7 million of net unrealized losses at June 30, 2018
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.8 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

41

▪ Designated as a “Challenger” Bank 2015 & 2016 ▪ Member of KBW Bank Honor Roll 2010 - 2018 Nationally Recognized Financial Performance ▪ Community Bankers Cup Award 2012 - 2017 ▪ Ronald D. Paul named East Coast Region Community Banker of the Year 2014 Independent Community Bankers of America 42 ▪ “Top Investment Idea” Recommendation 2012 ▪ “Sm - All Stars” Designation 2011, 2013, 2014, 2015, 2016 & 2017

Highly Regarded by Bank Rating Firms FIRM BANK RATING 300/300 Green - *** B AUER F INANCIAL , I NC A - 43

Experienced Management Team 44 R onald D. Paul, Chairman, President and CEO Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief E xec utive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Pau l is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and man age ment for office and multi - family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 19 97, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named “Washingtonian of the Year ” b y Washingtonian magazine and in 2009 was named the “Greater Washington Entrepreneur of the Year” by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named “Community Banker of the Year” by the American Banker magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America. Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc. Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms . Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry . Ms. Riel was recently included in the Bisnow 2017 Power Series: Women of Influence in Commercial Real Estate. Charles D. Levingston, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Levingston, Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently served as Executive Vice President of Finance at the Bank. Mr . Levingston, a CPA, served in various financial and senior management roles at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Bank s o f Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. He has over 16 years of experience in the banking industry.

Experienced Management Team

Janice L. Williams, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washington, DC metropolitan area.

Lindsey S. Rheaume, EVP, Chief C&I Lending Officer

Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank's entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

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Historical Balance Sheet

(Dollar Values in Thousands)	2013Y	2014Y	2015Y	2016Y	2017Y*	5 Year Compound Growth Rate	2018YTD
Assets							
Cash and Equivalents	$306,960	$256,025	$298,363	$368,163	$190,473	(10.9%)	$265,791
Securities Available for Sale	389,405	404,903	504,772	559,708	625,592	15.0%	692,817
Total Cash and Securities	696,365	660,928	803,135	927,871	816,065	4.7%	958,608
Gross Loans HFI	2,945,158	4,312,399	4,998,368	5,677,893	6,411,528	20.8%	6,651,704
Loan Loss Reserves	40,921	46,075	52,687	59,074	64,758	11.6%	66,609
Loans Held for Sale	42,030	44,317	47,492	51,629	25,096	(35.6%)	30,493
Total Net Loans	2,946,267	4,310,641	4,993,173	5,670,448	6,371,866	18.9%	6,615,588
Real Estate Owned	9,225	13,224	5,852	2,694	1,394	(23.4%)	1,394
Total Intangibles	3,276	109,626	108,155	106,947	106,824	96.5%	106,475
Total Servicing Rights	234	282	387	472	388	22.1%	345
Other Assets	116,136	153,179	164,875	181,664	197,080	23.7%	197,607
Total Assets	$3,771,503	$5,247,880	$6,075,577	$6,890,096	$7,493,617	17.1%	$7,880,017
Liabilities							
Deposits	$3,225,414	$4,310,768	$5,158,444	$5,716,114	$5,853,984	15.1%	$6,268,758
FHLB Borrowings	30,000	140,000	0	0	325,000	61.0%	300,000
Repurchase Agreements	80,471	61,120	72,356	68,876	76,561	(5.5%)	29,135
Subordinated Debt	9,300	79,300	68,928	216,514	216,905	87.7%	217,100
Other Liabilities	32,455	35,933	37,248	45,793	56,141	21.0%	41,887
Total Liabilities	3,377,640	4,627,121	5,336,976	6,047,297	6,528,591	16.4%	6,856,880
Equity							
Preferred Equity	56,600	71,900	0	0	0	(100.0%)	0
Common Equity	340,582	546,212	738,410	845,180	966,775	27.4%	1,029,746
Net Unrealized Gain (Loss)	(3,319)	2,647	191	(2,381)	(1,749)	(179.6%)	(6,609)
Total Stockholders Equity	393,863	620,759	738,601	842,799	965,026	22.5%	1,023,137
Total Liabilities and Equity	$3,771,503	$5,247,880	$6,075,577	$6,890,096	$7,493,617	17.1%	$7,880,017
Balance Sheet Analysis (%)							
Total Gross Loans/ Total Assets	78.09	82.17	82.27	82.41	85.56		84.41
Loans/ Deposits	91.31	100.04	96.90	99.33	109.52		106.11
Reserves/ Loans	1.39	1.07	1.05	1.04	1.01		1.00
Annualized Growth Rates (%)							
Asset Growth Rate	10.62	39.15	15.77	13.41	8.76		10.31
Gross Loans HFI	18.13	46.42	15.91	13.59	12.92		7.49
Deposit Growth Rate	11.33	33.65	19.66	10.81	2.41		14.17

* Data for 2017 is shown on an operating basis.

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Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2013Y	2014Y*	2015Y	2016Y	2017Y**	5 Year Compound Growth Rate	2018YTD
Total Interest Income	$ 157,294	$ 191,573	$ 253,180	$ 285,805	$ 324,034	17.9%	$ 185,345
Total Interest Expense	12,504	13,095	19,238	27,641	40,147	22.7%	31,355
Net Interest Income	144,790	178,478	233,942	258,164	283,887	17.4%	153,990
Loan Loss Provision	9,602	10,879	14,638	11,331	8,971	(11.1%)	3,619
Service Charges on Deposits	4,607	4,906	5,397	5,821	6,364	10.1%	3,374
Gain/Loss on Sale of Loans	14,578	6,886	11,973	11,563	9,276	(7.8%)	3,198
Gain/Loss on Sale of Securities	19	22	2,254	1,194	542	(4.7%)	68
Loss on early extinguishment of debt	-	-	(1,130)	-	-	(100.0%)	-
BOLI Revenue	720	1,283	1,589	1,554	1,466	30.2%	700
Other Noninterest Income	4,792	5,248	6,545	7,152	11,725	31.9%	3,516
Total Noninterest Income	24,716	18,345	26,628	27,284	29,373	6.6%	10,856
Salaries and Employee Benefits	47,481	57,268	61,749	67,010	67,129	9.0%	34,670
Premises and Equipment Expenses	11,923	13,317	16,026	15,118	15,632	8.9%	7,802
Marketing and Advertising	1,686	1,999	2,748	3,495	4,095	18.4%	2,228
Data Processing	5,903	6,163	7,533	7,747	8,220	13.2%	4,721
Legal, Accounting and Professional Fees	2,969	3,439	3,729	3,673	5,053	3.5%	5,152
FDIC Insurance	2,263	2,333	3,154	2,718	2,554	4.1%	1,626
Merger Expenses	-	4,699	141	-	-	100.0%	-
Other Noninterest Expenses	12,354	10,510	15,636	15,254	15,869	9.4%	7,211
Total Noninterest Expense	84,579	99,728	110,716	115,015	118,552	9.1%	63,410
Net Income Before taxes	75,325	86,216	135,216	159,102	185,736	27.0%	97,817
Income taxes	28,318	31,958	51,049	61,395	70,916	27.7%	24,807
Net Income	47,007	54,258	84,167	97,707	114,820	26.6%	73,010
Preferred Dividends	566	614	601	-	-	(100.0%)	-
Net Income Available to Common	$ 46,441	$ 53,644	$ 83,566	$ 97,707	$ 114,820	27.0%	$ 73,010
Earnings per Share - Diluted	$ 1.76	$ 2.08	$ 2.50	$ 2.86	$ 3.35		$ 2.12

Virginia Heritage Bank acquisition closed on October 31, 2014.
* Data for 2014 is shown on an operating basis, net of merger related expenses; ** Data for 2017 is shown on an operating basis. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 - 35.

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